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                                                                      EXHIBIT 99

                   DESCRIPTION OF QUAKER STATE CAPITAL STOCK

          The Capital Stock, par value $1.00 per share, of Quaker State (hereinafter referred to as the "Capital Stock") is the only class of capital stock authorized to be issued by Quaker State. Holders of Capital Stock are entitled to receive dividends when, as and if declared by the Board of Directors of Quaker State (hereinafter referred to as the "Board of Directors") out of any funds legally available therefor and are entitled to one vote per share held on all matters voted upon by stockholders. Holders of the Capital Stock are entitled upon liquidation to share ratably in net assets and have no preemptive or other rights to subscribe for any other shares or securities.
The Capital Stock is not convertible into any other class of stock, and there are no redemption or sinking fund provisions with respect to the Capital Stock.

SUPER-MAJORITY VOTE PROVISION

          Quaker State's Certificate of Incorporation provides that, except as provided below, the affirmative vote of the holders of 95% of all shares of stock entitled to be voted in an election of Directors is required to authorize a business combination with any other entity which has become the beneficial owner, directly or indirectly, of more than 30% of the outstanding shares of such stock. The term "business combination" includes (i) any merger or consolidation of Quaker State with or into such other entity, (ii) any sale or lease of all or any substantial part of the assets of Quaker State to such other entity or (iii) any sale or lease by such other entity to Quaker State or any subsidiary in exchange for securities of Quaker State of assets having an aggregate fair market value of $5,000,000 or more. The term "other entity" includes any person, any "affiliate" or "associate" of such person (as these terms are defined by a rule of the Securities and Exchange Commission) and any other person with which such person or any "affiliate" or "associate" of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Quaker State stock. Except as provided below, the 95% stockholder vote is required even if the other entity ceases to be a 30% beneficial owner so long as the other entity continues to be an "affiliate" of Quaker State.

          The 95% stockholder vote for a business combination with such other entity is not required if certain minimum price and other requirements are satisfied. The minimum price provisions require that the consideration per share received by the Quaker State stockholders in the business combination (i) bear the same or a greater percentage relationship to the market price of the Capital Stock immediately prior to the announcement of the business combination as the highest per share price which such other entity paid for any shares of the Capital Stock already owned by it bears to the market price of the Capital Stock immediately prior to the commencement of acquisition of the Capital Stock by such other entity, (ii) be not less than the highest per share price paid for any shares of the Capital Stock by such other entity and (iii) be not less than the earnings per share of the Capital Stock for the four prior fiscal quarters multiplied by the then price/earnings multiple (if any) of such other entity as customarily computed and reported in the financial community. In the event Quaker State is the surviving corporation in the business combination, the consideration per share received by the stockholders in the business combination is considered to be the market price of the Capital Stock.

          The other requirements that must be satisfied to avoid the 95% stockholder vote are as follows: First, the other entity must not have received the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by Quaker State or, without the unanimous approval of the Board of Directors, must not have made any major change in Quaker State's business or equity capital structure. Second, after having acquired a 30% interest, the other entity (i) must have taken steps to ensure continued representation on the Board of Directors by "Continuing Directors" (as defined below) proportionate to the stockholdings of Quaker State's public stockholders not affiliated with the other entity, (ii) must have made no reduction in the rate of dividends payable on the Capital Stock, except as necessary to insure that a quarterly dividend payment does not exceed 12.5% of Quaker State's net income for the four prior fiscal quarters or except as may have been approved by a unanimous vote of the Board of Directors, (iii) must not have acquired any newly issued shares of stock, directly or indirectly, from Quaker State (except upon conversion of convertible securities





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acquired by it prior to obtaining a 30% interest or as a result of a pro rata stock dividend or stock split) and (iv) must not have acquired any additional shares of outstanding Capital Stock or securities convertible into Capital Stock except as part of the transaction which results in such other entity acquiring its 30% interest. Third, the business combination must be approved at a meeting of the Quaker State stockholders from whom proxies are solicited in accordance with the rules of the Securities and Exchange Commission.

          If the minimum price and other requirements are satisfied, the vote required for authorization of the business combination would be the affirmative vote of the holders of a majority of the outstanding shares of Capital Stock or of a majority of the shares of Capital Stock represented at the meeting, depending upon the nature of the particular business combination and the requirements of Delaware law applicable to the business combination. No amendment of the Certificate of Incorporation may change or repeal the super-majority vote provision without a 95% stockholder vote unless such amendment would be unanimously recommended to the Quaker State stockholders by the Board of Directors all the members of which are "Continuing Directors", in which event the amendment could be adopted upon the affirmative vote of the holders of a majority of the outstanding shares of the Capital Stock. "Continuing Directors" are those persons who are Directors who were elected by the public stockholders prior to the time the other entity became a 10% beneficial owner or who were recommended to succeed a Continuing Director by a majority of Continuing Directors.

          The super-majority vote provision described above is contained in Article Fourteenth of Quaker State's Certificate of Incorporation. The description is subject in all respects to the provisions of Article Fourteenth.

STOCKHOLDER RIGHTS PLAN

          On September 28, 1995, the Board of Directors declared a dividend distribution of one Capital Stock Purchase Right (a "Right") for each outstanding share of Capital Stock. The Rights were issued on October 18, 1995 to stockholders of record on that date. When exercisable, each Right entitles the registered holder to purchase from Quaker State one share of Capital Stock at a price of $50 per share of Capital Stock, subject to adjustment in certain circumstances (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of September 28, 1995 (the "Rights Agreement"), between the Company and Mellon Securities Trust Company, as Rights Agent (the "Rights Agent"). The following summary is subject in all respects to the provisions of the Rights Agreement.

          Transfer and Detachment. Until the "Distribution Date", which is the earlier to occur of (i) ten business days following the time (the "Stock Acquisition Time") of a public announcement or notice to Quaker State that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Capital Stock, and (ii) ten business days, or such later date as may be determined by the Board of Directors, after the date of the commencement or announcement by a person of an intention to make a tender offer or exchange offer for an amount of Capital Stock which, together with the shares of such stock already owned by such person, constitutes 15% or more of the outstanding shares of the Capital Stock, the Rights will be evidenced, with respect to any Capital Stock certificate outstanding as of October 18, 1995, by such Capital Stock certificate with a copy of a Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Capital Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Capital Stock certificates issued after October 18, 1995, upon the transfer or issuance of new shares of Capital Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Capital Stock certificates outstanding as of October 18, 1995, even without a copy of






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the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the shares of Capital Stock represented by such certificate. As long as the Rights are attached to the shares of Capital Stock, Quaker State will issue one Right with each share of Capital Stock it issues so that all shares have attached Rights.

          As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Capital Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

          Exercisability. The Rights are not exercisable until the Distribution Date. The Rights will expire on September 28, 2005 unless earlier redeemed by Quaker State.

          Right to Acquire Stock at Half Price. In the event that after the Stock Acquisition Time, Quaker State is acquired in a merger or other business combination transaction or 50% or more of Quaker State's assets, cash flow or earning power are sold or otherwise transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right, upon the exercise thereof at the then current exercise price of the Right, shall thereafter be entitled to receive that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. In the event that Quaker State is the surviving corporation of a merger and the Capital Stock is changed or exchanged, proper provision shall be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the other party to the transaction having a market value of two times the exercise price of the Right.

          In the event that a person or group becomes an Acquiring Person (otherwise than pursuant to a tender offer or exchange offer for all outstanding shares of the Capital Stock at a price and on terms which are determined to be fair and in the best interests of Quaker State and its stockholders by a majority of the members of the Board of Directors of Quaker State who are not Acquiring Persons or representatives or nominees of or affiliated or associated with an Acquiring Person), proper provision shall be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person, which will thereafter be void, will thereafter have the right to receive upon exercise that number of shares of Capital Stock having a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. A person or group will not be deemed to be an Acquiring Person if the Board of Directors determines that such person or group became an Acquiring Person inadvertently and such person or group promptly divests itself of a sufficient number of shares of Capital Stock so that such person or group is no longer an Acquiring Person.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Quaker State, including, without limitation, the right to vote or to receive dividends.

          Adjustments. The Purchase Price payable and the number of shares of Capital Stock or other securities or property issuable upon the exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on or a subdivision, combination or reclassification of the shares of Capital Stock, (ii) upon the fixing of a record date for the issuance to holders of Capital Stock of certain rights, options or warrants to subscribe for shares of Capital Stock or convertible securities at less than the current market price of shares of Capital Stock or
(iii) upon the fixing of a record date for the making of a distribution to holders of shares of Capital Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends not exceeding 125% of the last regular periodic cash dividend or dividends payable in shares of Capital Stock) or of subscription rights or warrants (other than those referred to above).
The number of Rights and the number of shares of Capital






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Stock issuable upon exercise of each Right are also subject to adjustment in the case of a stock split, combination or stock dividend on the shares of Capital Stock prior to the Distribution Date.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional shares of Capital Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market value of shares of Capital Stock on the last trading date prior to the date of exercise.

          Redemption or Exchange. At any time prior to the earlier of (i) the Stock Acquisition Time and (ii) September 28, 2005, Quaker State by resolution of the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Capital Stock, the Board of Directors may exchange the Rights (other than Rights beneficially owned by such person which have become void), in whole or in part, for Capital Stock at an exchange ratio of one share of Capital Stock per Right (subject to adjustment). Quaker State may at its option substitute shares of any substantially similar equity security of Quaker State for some or all of the shares of Capital Stock exchangeable for Rights, at an exchange ratio of one share of such equity security for each share of Capital Stock to be exchanged.

          Amendment. The Rights and the Rights Agreement can be amended by the Board of Directors in any respect (including, without limitation, any extension of the period in which the Right Certificates may be redeemed) at any time prior to the Stock Acquisition Time. From and after such time, without the approval of the stockholders of Quaker State or the holders of the Rights, the Board of Directors may only supplement or amend the Rights Agreement in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision in the Rights Agreement, (iii) to shorten or lengthen any time period under the Rights Agreement or (iv) to make any changes or supplements which Quaker State may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an affiliate or associate of any such person), provided that any such action by the Board of Directors must have the concurrence of a majority of the Continuing Directors (as defined in the Rights Agreement) and provided that the Continuing Directors constitute a majority of directors then in office, and provided that the Rights Agreement may not be supplemented or amended to lengthen (A) a time period relating to when the Rights may be redeemed or to modify the ability (or inability) of the Board of Directors to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of or the benefits to the holders of Rights (other than an Acquiring Person or an affiliate or associate of any such person).

SECTION 203 OF DELAWARE GENERAL CORPORATION LAW

          The super-majority vote provision and the stockholder rights plan described above may be considered as having an antitakeover effect. Effective February 2, 1988, a new Section 203 of the Delaware General Corporation Law entitled "Business Combinations with Interested Stockholders" was enacted which also could be considered as having such an effect. However, Quaker State, by an amendment to Quaker State's Bylaws adopted by its Board of Directors on March 31, 1988, elected not to be governed by the new Section 203.





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